NEA Valuebuilder® Variable Annuity Security Benefit Advisor® Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated May 28, 2010,
To Prospectus Dated May 1, 2010

Effective May 28, 2010, the name of the Rydex | SGI All-Cap Opportunity Fund will change to the Rydex | SGI U.S. Long Short Momentum Fund. All references to the former name in the Prospectus dated May 1, 2010 are hereby changed to reflect the new name effective May 28, 2010.

Effective June 1, 2010, the names of the following funds will change. All references to the former names in the Prospectus dated May 1, 2010 are hereby changed to reflect the new names effective June 1, 2010:

Former Name	New Name
Van Kampen Comstock	Invesco Van Kampen Comstock
Van Kampen Equity and Income	Invesco Van Kampen Equity and Income
Van Kampen Mid Cap Growth	Invesco Van Kampen Mid Cap Growth

Effective July 16, 2010, the name of the Wells Fargo Advantage Large Company Core Fund will change to the Wells Fargo Advantage Large Cap Core Fund. All references to the former name in the Prospectus dated May 1, 2010 are hereby changed to reflect the new name effective July 16, 2010.

Please Retain This Supplement For Future Reference